UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2006

Patient Safety Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-124594 (Commission File Number)	13-3419202 (I.R.S. Employer Identification Number)

1800 Century Park East, Ste. 200, Los Angeles, CA 90067
(Address of principal executive offices) (zip code)

(310) 895-7750
(Registrant's telephone number, including area code)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On April 18, 2006, Patient Safety Technologies, Inc. (the “Company”) entered into a consulting agreement with Ault Glazer Bodnar Securities, LLC, a registered broker-dealer (“AGB Securities”). Pursuant to the agreement, AGB Securities and its representatives will provide non-exclusive investment banking and financial advisory services to the Company in connection with the evaluation of its strategic options, which may include, among others, acquisitions, business combinations, divestitures, liquidations and capital events such as pursuing a capital raising or financing transaction. In the event that any such transaction is consummated the Company will pay AGB Securities a fee in an amount up to 6% of the aggregate consideration received by the Company in connection with each transaction. The Company agreed to negotiate the fee with AGB Securities in good faith; provided, however, that the fee will not be less than 3% of the consideration received by the Company from any contemplated transaction. In addition to any fees that may be payable to AGB Securities, the Company agreed to reimburse AGB Securities for all reasonable travel, legal and other out-of-pocket expenses in performing the services required of AGB Securities pursuant to the agreement. The initial term of the agreement is for 12 months from April 18, 2006 and will thereafter be automatically extended monthly until terminated by either party upon 30 days’ written notice to the other party. The agreement does not contain any specific termination provisions.

AGB Securities is wholly owned by Ault Glazer Bodnar & Company, Inc. (“AGB & Company”). The Company’s former Chairman and Chief Executive Officer, Milton “Todd” Ault, III, is Chairman and Chief Executive Officer of AGB & Company. The Company’s Chief Financial Officer, William B. Horne, is also Chief Financial Officer of AGB & Company. The Company’s President and Secretary, Lynne Silverstein, is former Secretary and a former director of AGB & Company. Melanie Glazer, Manager of the Company’s subsidiary Ault Glazer Bodnar Capital Properties, LLC, is also a director of AGB & Company. The Company’s Board believes the terms of the consulting agreement with AGB Securities are at least as favorable as could be obtained from an unrelated third party.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.1	Consulting Agreement entered into April 18, 2006 by and among Ault Glazer Bodnar Securities, LLC and Patient Safety Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patient Safety Technologies, Inc.

Date: April 19, 2006	By:	/s/ Louis Glazer M.D.

Name: Louis Glazer, M.D., Ph.G.
Title Chief Executive Officer